Exhibit 10.09


Demeter Management Corporation             Dean Witter Reynolds Inc.
Two World Trade Center, 62nd Floor         Two World Trade Center, 62nd Floor
New York, New York  10048                  New York, New York  10048







                                  May 11, 1998


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York  10001

Attn:  Mr. Paul Gilkeson

         Re:   Dean Witter Spectrum Series Escrow Agreement (Amendment)

Gentlemen:

         Reference  is made to the Escrow  Agreement  (the  "Escrow  Agreement")
dated  September 30, 1994 among The Chase  Manhattan  Bank  (formerly,  Chemical
Bank), Dean Witter Reynolds Inc., and Demeter Management Corporation ("Demeter"), on behalf of Dean Witter Spectrum Balanced L.P., Dean Witter Spectrum Strategic L.P. and Dean Witter Spectrum Technical L.P. Demeter has added Dean Witter Spectrum Select L.P. ("Spectrum Select," formerly Dean Witter Select Futures Fund L.P.), as one of the Partnerships in the Continuing Offering. As such, Spectrum Select will offer Units to the public as described in the Partnerships' Prospectus. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Escrow Agreement.

         Accordingly, the Escrow Agreement is hereby amended to reflect the addition of Spectrum Select as a "Partnership" for all purposes in the Escrow Agreement. Units of Spectrum Select will be offered in the Continuing Offering in accordance with the terms described in the Escrow Agreement. In all respects, funds received from Subscribers to Spectrum Select during the Continuing Offering will be held and released from escrow in accordance with the terms of the Escrow Agreement.


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         If the foregoing is  satisfactory to you, please so indicate by signing in the space provided below.

                                        Sincerely,
                                        DEMETER MANAGEMENT CORPORATION



                                        By: /s/ Mark J Hawley
                                        ------------------------------
                                            Mark J. Hawley
                                            President



                                        DEAN WITTER REYNOLDS INC.



                                        By: /s/ Mark J. Hawley
                                        ------------------------------
                                            Mark J. Hawley
                                            Executive Vice-President


ACCEPTED:

THE CHASE MANHATTAN BANK:



By: /s/ P. J. Gilkesen
    ---------------------------
        P.J. Gilkesen
        Vice-President